UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4182

Name of Fund:  Merrill Lynch International Value Fund of
               Mercury Funds II

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch International Value Fund of Mercury Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
   P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
International Value Fund
Of Mercury Funds II


Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch International Value Fund
Of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch International Value Fund



Portfolio Information As of June 30, 2004 (unaudited)


                                           Percent of
Ten Largest Equity Holdings                Net Assets

Shell Transport & Trading Company              3.4%
Toyota Motor Corporation                       3.3
Honda Motor Co., Ltd.                          2.8
Intesa BCI SpA                                 2.8
TotalFinaElf SA                                2.5
Promise Co., Ltd.                              2.3
BNP Paribas SA                                 2.3
Asahi Breweries Limited                        2.1
Accor SA                                       1.9
Telecom Italia SpA                             1.9



                                           Percent of
Five Largest Industries++                  Net Assets

Commercial Banks                              14.3%
Oil & Gas                                     10.8
Automobiles                                    7.3
Diversified Telecommunication Services         4.9
Pharmaceuticals                                3.9

++For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



A Letter From the President


Dear Shareholder

Equity markets largely posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +3.44% and +19.11% for the six-month and 12-month periods ended June 30, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +4.56% and +32.37% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned -.97% and +33.14% for the same periods.

In many cases, market returns were supported by improving economies in important areas around the globe. In particular, low interest rates and tax cuts in the United States opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Evidencing the strength of the U.S. economy, the Federal Reserve Board moved to "normalize" interest rates with a 25 basis point (.25%) increase on June 30. Since the United States represents 32% of global gross domestic product, the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

At June month-end, we also witnessed the transfer of power in Iraq. Although the market reaction to this pivotal event is yet to unfold, we can be sure that global markets will always fluctuate. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed the MSCI EAFE Index for the fiscal year, benefiting most from successful stock selection across various industry sectors.


How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2004, Merrill Lynch International Value Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +33.67%, +32.65%, +32.58%, +34.00% and +33.43%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 11 of this report to shareholders.) This compared to a return of +32.37% for the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, and an average return of +33.01% for the Lipper International Multi-Cap Value Funds category for the same 12-month period. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. Multi-cap funds typically have 25% - 75% of their assets invested in companies strictly outside the United States with market capitalizations [on a three-year weighted basis] above 400% of the 75th market-capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index.)

We attribute the Fund's relative outperformance to successful stock selection, counterbalanced slightly by negative results from the portfolio's sector weightings during the period. Performance was helped by an overweighting in Japanese consumer financial companies, including Promise Co., Ltd. and Mitsui Sumitomo Insurance Company, Limited. Other strong performers in Japan included beer producer Asahi Breweries Limited, computer-game maker Namco Ltd. and housing construction company Daiwa House Industry Co., Ltd. The portfolio also gained after strong results from European holdings Buzzi Unicem SpA, an Italian cement producer, and Vedior NV, a Dutch temporary-employment agency. Finally, the Fund's weightings in materials; diversified financials; consumer durables; and food, beverages and tobacco contributed positively to returns.

The Fund had disappointing results from its holdings in Allied Irish Banks PLC; Mabuchi Motor, a Japanese maker of electronic automotive components; and PSA Peugeot Citroen, a French car maker. On a sector basis, weightings in the banking, energy, and technology hardware and equipment sectors hindered relative performance.

Following a strong rally from March to June 2003, international stock markets were retrenching somewhat as the period began. Investors were seeking clarity about the likely direction of the economy and the strength of corporate earnings. Most leading indicators suggested a more favorable future environment, and the markets resumed their upward trend through the remainder of 2003. Although global earnings continued to be robust during the first half of 2004, financial markets were again hampered by questions about the impact of anticipated interest rate hikes and higher oil prices as a result of continuing geopolitical tensions.

We also saw a significant sector rotation take place over the past 12 months. During the first half of the period, with investors increasingly willing to take on risk, the markets favored stocks with lower-quality fundamentals, significant debt and a high degree of economic sensitivity. These companies tended to outperform their higher-quality, profitable counterparts. Beginning in 2004, however, record-high oil prices, concerns about inflation and slowing corporate profits led investors to favor higher-quality businesses that were more likely to deliver sustainable earnings growth.


What changes were made to the portfolio during the period?

New transactions were the result of "bottom-up" stock picking, as opposed to "top-down" sector allocation. Major new purchases included Hochtief AG and TNT Post Group NV. We believed that the assets and earnings power of Hochtief, a German construction company, were worth more than the stock's market price indicated. We also felt that Dutch logistics and mail-service provider TNT Post Group was attractively valued and offered solid growth potential.

We increased the Fund's exposure to financial stocks, establishing new positions in Capitalia SpA, an Italian consumer bank; DNB Holding ASA, a Norwegian commercial bank, and Acom Co., Ltd., a Japanese consumer finance company. Other new positions included UK healthcare retailer Boots Group PLC; UK consumer electrical retailer Kesa Electricals PLC; Japanese car giant Toyota Motor Corporation; Japanese telecommunications service provider NTT DoCoMo, Inc.; and Japan Tobacco, Inc. All of these stocks, in our view, offered compelling values and attractive growth prospects.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



We funded these purchases mainly with proceeds generated by the sale of securities such as DePfa Bank PLC, a German bank; Fortis, a Dutch financial conglomerate; Pechiney SA, a French metals company; and Bayer AG, the German pharmaceuticals giant. We also sold two Japanese holdings that reached our target prices - construction company Daiwa House Industry and pharmaceutical company Yamanouchi Pharmaceutical Co., Ltd.


How would you characterize the portfolio's position at the close of the period?

In general, earnings reports have exceeded expectations as more companies continue to surprise on the upside. At this stage in the cycle, it is the sustainability of these earnings that becomes the key issue. Overall, we view valuations as attractive, with projected earnings growth of 10% - 15% in Europe and 7% in Japan.

Global monetary conditions are currently into their tightening phase. The U.S. Federal Reserve Board increased the Federal Funds target rate from 1% to 1.25% on June 30, and the futures markets are now fully discounting additional interest rate hikes at the upcoming Federal Open Market Committee meetings. In an environment where U.S. data releases are generating significant volatility, there is scope for liquidity to tighten further. At the same time, it is worth reiterating that monetary conditions remain extremely accommodative, even in regions where tightening has begun in earnest. Elsewhere, the Bank of Japan has reaffirmed its commitment to a stable monetary policy, while the European Central Bank remains some way off from tightening. In fact, there may even be scope for further easing of European monetary conditions.

On June 30, 2004, the Fund's largest sector weightings were in banks, diversified financials and energy. Again, because of our bottom-up approach to security selection, these weightings result from our individual stock picks, not from a conviction that certain areas of the market are more likely to outperform in the future.

In the banking sector, we favor domestically oriented consumer banks such as Capitalia SpA and Banca Intesa, both based in Italy, as well as Norwegian bank DNB NOR. We believe these stocks offer strong growth prospects and manageable risk, and that they stand to benefit from rising interest rates. Other significant bank holdings at period-end include BNP Paribas SA (France) and Royal Bank of Scotland Group PLC. The portfolio's exposure to the diversified financial sector is mainly through holdings in Japanese consumer financial companies, including Promise, Acom and Mitsubishi Securities Co., Ltd. Finally, in the energy sector, we hold a number of companies that generate substantial cash flow, offer a high dividend yield and provide strong portfolio diversification.

By contrast, we are limiting the Fund's exposure to growth-oriented sectors such as technology hardware and equipment, software and services, and media. We have found it more difficult to uncover companies in these areas that are trading at attractive valuations.

We continue to believe that fundamental factors such as earnings growth and the ability to generate substantial cash flow will be increasingly important to investors. In our opinion, the Fund is well positioned for the expected market environment.


James Macmillan
Vice President and Portfolio Manager


July 20, 2004



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately eight years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%.Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Performance Data (continued)

Recent Performance Results

                                                                                            10-Year/
                                                        6-Month        12-Month         Since Inception
As of June 30, 2004                                   Total Return   Total Return         Total Return
ML International Value Fund--Class A Shares*              +5.06%        +33.67%             + 24.81%
ML International Value Fund--Class B Shares*              +4.64         +32.65              + 10.37
ML International Value Fund--Class C Shares*              +4.62         +32.58              + 10.28
ML International Value Fund--Class I Shares*              +5.18         +34.00              +122.63
ML International Value Fund--Class R Shares*              +4.89         +33.43              + 42.89
MSCI EAFE Index**                                         +4.56         +32.37     +48.81/+3.19/-6.72/+42.18

*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are for 10 years for Class I Shares, from 6/02/99 for Class A Shares, from 10/06/00 for Class B & Class C Shares, and from 1/03/03 for Class R Shares.

**An unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S.
dollars). Ten-year/since inception total returns are for 10 years, from 6/02/99, from 10/06/00 and from 1/03/03, respectively.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class A Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class A Shares*

Date                              Value

6/02/1999**                     $ 9,475.00
June 1999                       $ 9,671.00
June 2000                       $11,155.00
June 2001                       $10,262.00
June 2002                       $10,117.00
June 2003                       $ 8,847.00
June 2004                       $11,826.00


MSCI EAFE Index++++

Date                              Value

6/02/1999**                     $10,000.00
June 1999                       $10,288.00
June 2000                       $12,053.00
June 2001                       $ 9,208.00
June 2002                       $ 8,334.00
June 2003                       $ 7,795.00
June 2004                       $10,319.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests primarily in stocks of companies located outside of the United States.

++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S. dollars).

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                  +33.67%          +26.65%
Five Years Ended 6/30/04                + 4.11           + 2.99
Inception (6/02/99) through
6/30/04                                 + 4.46           + 3.36

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class B and Class C Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class B Shares*

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 9,799.00
June 2002                       $ 9,594.00
June 2003                       $ 8,320.00
June 2004                       $10,765.00


ML International Value Fund++
Class C Shares*

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 9,789.00
June 2002                       $ 9,583.00
June 2003                       $ 8,319.00
June 2004                       $11,028.00


MSCI EAFE Index++++

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 8,324.00
June 2002                       $ 7,534.00
June 2003                       $ 7,047.00
June 2004                       $ 9,328.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests primarily in stocks of companies located outside of the United States.

++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S. dollars).

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 6/30/04                  +32.65%          +28.65%
Inception (10/06/00) through
6/30/04                                 + 2.68           + 2.00

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 6/30/04                  +32.58%          +31.58%
Inception (10/06/00) through
6/30/04                                 + 2.66           + 2.66

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class I Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class I Shares*

Date                              Value

June 1994                       $ 9,475.00
June 1995                       $10,525.00
June 1996                       $12,483.00
June 1997                       $15,178.00
June 1998                       $16,358.00
June 1999                       $17,048.00
June 2000                       $19,709.00
June 2001                       $18,174.00
June 2002                       $17,967.00
June 2003                       $15,742.00
June 2004                       $21,094.00


MSCI EAFE Index++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,165.00
June 1996                       $11,516.00
June 1997                       $12,994.00
June 1998                       $13,786.00
June 1999                       $14,836.00
June 2000                       $17,382.00
June 2001                       $13,279.00
June 2002                       $12,018.00
June 2003                       $11,242.00
June 2004                       $14,881.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Fund invests primarily in stocks of companies located outside of the United States.

++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S. dollars).

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                  +34.00%          +26.96%
Five Years Ended 6/30/04                + 4.35           + 3.23
Ten Years Ended 6/30/04                 + 8.33           + 7.75

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class R Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
June 2003                       $10,709.00
June 2004                       $14,289.00


MSCI EAFE Index++++

Date                              Value

1/03/2003**                     $10,000.00
June 2003                       $10,741.00
June 2004                       $14,218.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests primarily in stocks of companies located outside of the United States.

++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S. dollars).

Past performance is not indicative of future results.



Average Annual Total Return



Class R Shares                                            Return

One Year Ended 6/30/04                                   +33.43%
Inception (1/03/03) through 6/30/04                      +27.11



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Schedule of Investments

                                                                                                    Value        Percent of
Country      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Australia    Commercial Banks     711,000    Australia and New Zealand Banking Group Ltd.         $    9,053,766       1.4%

             Oil & Gas          2,489,878    Santos Limited                                           12,019,732       1.8

                                             Total Common Stocks in Australia                         21,073,498       3.2


Belgium      Diversified          215,214  ++Belgacom SA                                               6,551,240       1.0
             Telecommunication
             Services

                                             Total Common Stocks in Belgium                            6,551,240       1.0


Finland      Paper & Forest       470,849    Stora Enso Oyj 'R'                                        6,387,372       1.0
             Products

                                             Total Common Stocks in Finland                            6,387,372       1.0

France       Automobiles          148,343    PSA Peugeot Citroen                                       8,260,639       1.2


             Commercial Banks     246,327    BNP Paribas SA                                           15,149,520       2.3

             Commercial           180,479    Societe BIC SA                                            8,032,229       1.2
             Services &
             Supplies

             Construction &        65,209    Vinci SA                                                  6,569,065       1.0
             Engineering

             Construction         126,648    Lafarge SA (Ordinary)                                    11,294,526       1.7
             Materials

             Hotels,              303,739    Accor SA                                                 12,819,484       1.9
             Restaurants &
             Leisure


             Metals & Mining      382,173    Arcelor                                                   6,416,597       1.0

             Oil & Gas             88,191    TotalFinaElf SA                                          16,813,532       2.5

                                             Total Common Stocks in France                            85,355,592      12.8


Germany      Airlines             570,452    Deutsche Lufthansa AG (Registered Shares)                 7,759,373       1.1

             Chemicals            131,205    Linde AG                                                  7,221,687       1.1

             Construction &       350,464    Hochtief AG                                               8,314,645       1.2
             Engineering

             Diversified          380,534  ++Deutsche Telekom AG (Registered Shares)                   6,685,384       1.0
             Telecommunication
             Services

             Electric             144,951    E.On AG                                                  10,457,831       1.6
             Utilities

             Textiles,             54,894    Adidas-Salomon AG                                         6,553,788       1.0
             Apparel &
             Luxury Goods

                                             Total Common Stocks in Germany                           46,992,708       7.0


Ireland      Commercial Banks     758,137    Allied Irish Banks PLC                                   11,714,321       1.7

                                             Total Common Stocks in Ireland                           11,714,321       1.7


Italy        Commercial Banks   3,315,224    Capitalia SpA                                            10,374,079       1.6
                                4,735,482    Intesa BCI SpA                                           18,499,934       2.8
                                                                                                  --------------     ------
                                                                                                      28,874,013       4.4

             Diversified        4,098,364    Telecom Italia SpA                                       12,739,933       1.9
             Telecommunication
             Services

             Insurance            309,157    Fondiaria SAI                                             6,889,305       1.0

             Oil & Gas            631,691    ENI SpA                                                  12,541,917       1.9

                                             Total Common Stocks in Italy                             61,045,168       9.2


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Japan        Automobiles          388,700    Honda Motor Co., Ltd.                                $   18,737,680       2.8%
                                  546,100    Toyota Motor Corporation                                 22,121,267       3.3
                                                                                                  --------------     ------
                                                                                                      40,858,947       6.1

             Beverages          1,250,000    Asahi Breweries Limited                                  13,781,332       2.1

             Capital Markets      466,000    Mitsubishi Securities Co., Ltd.                           6,119,947       0.9

             Commercial           536,000    Toppan Printing Co., Ltd.                                 6,066,627       0.9
             Services &
             Supplies

             Consumer Finance     162,000    Acom Co., Ltd.                                           10,526,326       1.6
                                  234,000    Promise Co., Ltd.                                        15,612,152       2.3
                                                                                                  --------------     ------
                                                                                                      26,138,478       3.9

             Household            612,000    Sekisui House, Ltd.                                       6,792,210       1.0
             Durables

             Machinery          1,077,000    Amada Co., Ltd.                                           7,106,631       1.1

             Oil & Gas            879,000    Showa Shell Sekiyu K.K.                                   7,902,662       1.2

             Pharmaceuticals      202,000    Takeda Pharmaceutical Co, Ltd.                            8,867,525       1.3

             Software             196,000    Namco Ltd.                                                5,496,586       0.8

             Tobacco                1,600    Japan Tobacco, Inc.                                      12,434,587       1.9

             Wireless               6,105    NTT DoCoMo, Inc.                                         10,910,278       1.7
             Telecommunication
             Services

                                             Total Common Stocks in Japan                            152,475,810      22.9


Netherlands  Air Freight &        376,418    TNT Post Group NV                                         8,600,658       1.3
             Logistics

             Chemicals            191,442    Akzo Nobel NV                                             7,041,109       1.0

             Commercial           520,131    Buhrmann NV                                               5,170,118       0.8
             Services &           461,809    Vedior NV 'A'                                             6,731,082       1.0
             Supplies                                                                             --------------     ------
                                                                                                      11,901,200       1.8

             Diversified          430,404    ING Groep NV                                             10,158,831       1.5
             Financial
             Services

             Food & Staples       842,459  ++Koninklijke Ahold NV                                      6,611,107       1.0
             Retailing            285,540    Koninklijke Ahold NV (ADR) (a)                            2,264,332       0.3
                                                                                                  --------------     ------
                                                                                                       8,875,439       1.3

             Household            394,952    Koninklijke (Royal) Philips Electronics NV               10,633,872       1.6
             Durables

             Insurance            477,733    Aegon NV                                                  5,760,028       0.9

                                             Total Common Stocks in the Netherlands                   62,971,137       9.4


New Zealand  Diversified        1,784,139    Telecom Corporation of New Zealand Limited                6,662,143       1.0
             Telecommunication
             Services

                                             Total Common Stocks in New Zealand                        6,662,143       1.0


Norway       Commercial Banks   1,265,317    DNB Holding ASA                                           8,634,422       1.3

                                             Total Common Stocks in Norway                             8,634,422       1.3


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Sweden       Diversified                1  ++Ainax AB                                             $           17       0.0%
             Financial            730,738    Investor AB 'B'                                           7,469,428       1.1
             Services                                                                             --------------     ------
                                                                                                       7,469,445       1.1

             Machinery            198,997    Volvo AB 'B'                                              6,921,221       1.1

                                             Total Common Stocks in Sweden                            14,390,666       2.2


Switzerland  Capital Markets      330,852    Credit Suisse Group                                      11,755,760       1.8

             Construction         104,095    Holcim (Registered Shares)                                5,660,228       0.8
             Materials

             Insurance             48,344  ++Swiss Life Holding                                        6,745,540       1.0

             Pharmaceuticals      214,367    Novartis AG (Registered Shares)                           9,456,864       1.4

                                             Total Common Stocks in Switzerland                       33,618,392       5.0


United       Aerospace &        2,345,781    BAE Systems PLC                                           9,327,055       1.4
Kingdom      Defense

             Commercial Banks   1,104,787    Barclays PLC                                              9,411,586       1.4
                                  412,368    Royal Bank of Scotland Group PLC                         11,875,528       1.8
                                                                                                  --------------     ------
                                                                                                      21,287,114       3.2

             Food & Staples       742,928    Boots Group PLC                                           9,269,422       1.4
             Retailing

             Food Products        875,454    Unilever PLC                                              8,589,108       1.3

             Industrial           899,773    Smiths Group PLC                                         12,180,925       1.8
             Conglomerates

             Insurance            646,175    AVIVA PLC                                                 6,667,759       1.0

             Oil & Gas          3,064,626    Shell Transport & Trading Company PLC                    22,480,890       3.4

             Pharmaceuticals      403,154    GlaxoSmithKline PLC                                       8,159,295       1.2

             Specialty Retail   1,779,869    Kesa Electricals PLC                                      9,336,388       1.4

             Transportation       856,634    BAA PLC                                                   8,598,653       1.3
             Infrastructure

             Wireless           3,952,270    Vodafone Group PLC                                        8,654,684       1.3
             Telecommunication
             Services

                                             Total Common Stocks in the United Kingdom               124,551,293      18.7

                                             Total Common Stocks (Cost--$506,532,548)                642,423,762      96.4



                                             Preferred Stocks
Germany      Household Products    38,394    Henkel KGaA (Non-Convertible)                             3,278,253       0.5

                                             Total Preferred Stocks (Cost--$2,318,633)                 3,278,253       0.5


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Schedule of Investments (concluded)

                                     Face                                                           Value        Percent of
                                   Amount    Short-Term Securities                            (in U.S. dollars)  Net Assets
             Time           US$27,692,250    Brown Brothers Harriman & Co., 0.76% due
             Deposits                        7/01/2004                                            $   27,692,250       4.2%

                                             Total Short-Term Investments
                                             (Cost--$27,692,250)                                      27,692,250       4.2

             Total Investments (Cost--$536,543,431)                                                  673,394,265     101.1
             Liabilities in Excess of Other Assets                                                   (7,261,745)      (1.1)
                                                                                                  --------------     ------
             Net Assets                                                                           $  666,132,520     100.0%
                                                                                                  ==============     ======

++Non-income producing security.

+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)American Depositary Receipts (ADR).

Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                         Net            Dividend
Affiliate                              Activity          Income

Merrill Lynch Liquidity Series,
   LLC Money Market Series         $(38,889,986)       $ 91,216
Merrill Lynch Premier
   Institutional Fund               (25,926,657)       $ 34,423


See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Statement of Assets and Liabilities

As of June 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$536,543,431)                                                                  $   673,394,265
           Foreign cash (cost--$749,672)                                                                            742,339
           Cash                                                                                                       8,915
           Receivables:
               Dividends                                                                  $     3,028,174
               Capital shares sold                                                              2,367,205
               Securities sold                                                                  2,146,646
               Interest                                                                               585
               Securities lending--net                                                                 21         7,542,631
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         72,564
                                                                                                            ---------------
           Total assets                                                                                         681,760,714
                                                                                                            ---------------

Liabilities

           Payables:
               Capital shares redeemed                                                         14,487,322
               Securities purchased                                                               499,723
               Other affiliates                                                                   152,111
               Investment adviser                                                                  69,830
               Distributor                                                                         56,572        15,265,558
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   362,636
                                                                                                            ---------------
           Total liabilities                                                                                     15,628,194
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   666,132,520
                                                                                                            ===============

Net Assets Consist of

           Paid-in capital                                                                                  $   567,560,665
           Undistributed investment income--net                                           $     7,278,099
           Accumulated realized capital losses on investments and foreign currency
           transactions--net                                                                 (45,550,135)
           Unrealized appreciation on investments and foreign currency
           transactions--net                                                                  136,843,891
                                                                                          ---------------
           Total accumulated earnings--net                                                                       98,571,855
                                                                                                            ---------------
           Net Assets                                                                                       $   666,132,520
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $42,237,559 and 1,799,072 shares outstanding++                   $         23.48
                                                                                                            ===============
           Class B--Based on net assets of $19,852,448 and 854,124 shares outstanding++                     $         23.24
                                                                                                            ===============
           Class C--Based on net assets of $38,607,946 and 1,671,790 shares outstanding++                   $         23.09
                                                                                                            ===============
           Class I--Based on net assets of $559,529,565 and 23,768,113 shares outstanding++                 $         23.54
                                                                                                            ===============
           Class R--Based on net assets of $5,905,002 and 252,443 shares outstanding++                      $         23.39
                                                                                                            ===============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Statement of Operations

For the Year Ended June 30, 2004
Investment Income

           Dividends (net of $1,974,458 foreign withholding tax)                                            $    15,501,710
           Securities lending--net                                                                                  125,639
           Interest                                                                                                  38,551
                                                                                                            ---------------
           Total income                                                                                          15,665,900
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,548,311
           Transfer agent fees--Class I                                                         1,168,892
           Accounting services                                                                    252,673
           Custodian fees                                                                         161,090
           Account maintenance fees--Class A                                                      116,280
           Account maintenance and distribution fees--Class C                                     112,315
           Account maintenance and distribution fees--Class B                                     109,642
           Transfer agent fees--Class A                                                           100,596
           Registration fees                                                                       91,920
           Printing and shareholder reports                                                        66,216
           Professional fees                                                                       47,406
           Transfer agent fees--Class C                                                            30,267
           Trustees' fees and expenses                                                             27,984
           Transfer agent fees--Class B                                                            27,639
           Pricing fees                                                                            13,672
           Account maintenance and distribution fees--Class R                                       9,516
           Transfer agent fees--Class R                                                             4,447
           Other                                                                                   43,169
                                                                                          ---------------
           Total expenses                                                                                         6,932,035
                                                                                                            ---------------
           Investment income--net                                                                                 8,733,865
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

           Realized gain from:
               Investments--net                                                                49,628,220
               Foreign currency transactions--net                                                  59,646        49,687,866
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               115,656,552
               Foreign currency transactions--net                                               (281,510)       115,375,042
                                                                                          ---------------   ---------------
           Total realized and unrealized gain from investments and foreign currency
           transactions--net                                                                                    165,062,908
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   173,796,773
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                      June 30,
Increase (Decrease) in Net Assets:                                                              2004                2003
Operations

           Investment income--net                                                         $     8,733,865   $     9,422,107
           Realized gain (loss) on investments and foreign currency transactions--net          49,687,866      (79,904,041)
           Change in unrealized appreciation/depreciation on investments and foreign
           currency transactions--net                                                         115,375,042         9,981,036
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                    173,796,773      (60,480,898)
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (1,333,430)                --
               Class B                                                                          (125,031)                --
               Class C                                                                           (66,820)                --
               Class I                                                                       (12,804,694)       (1,343,641)
               Class R                                                                            (6,149)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (14,336,124)       (1,343,641)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Decrease in net assets derived from net capital share transactions                (13,809,390)      (59,101,229)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                            145,651,259     (120,925,768)
           Beginning of year                                                                  520,481,261       641,407,029
                                                                                          ---------------   ---------------
           End of year*                                                                   $   666,132,520   $   520,481,261
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     7,278,099   $     8,191,889
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002        2001++       2000++
Per Share Operating Performance

           Net asset value, beginning of year                $    17.98   $    20.55   $    22.89   $    27.27   $    25.72
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .25++++      .39++++      .23++++          .31          .39
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       5.70       (2.96)        (.70)       (2.41)         3.41
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        5.95       (2.57)        (.47)       (2.10)         3.80
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investments income--net                            (.45)           --        (.70)        (.47)        (.74)
               Realized gain on investments--net                     --           --       (1.17)       (1.81)       (1.51)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.45)           --       (1.87)       (2.28)       (2.25)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    23.48   $    17.98   $    20.55   $    22.89   $    27.27
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    33.67%     (12.55%)      (1.42%)      (8.00%)       15.36%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.33%        1.32%        1.38%        1.31%        1.31%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.20%        2.30%        1.19%        2.05%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   42,238   $   49,395   $   97,769   $   52,110   $    4,920
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                       75%          89%          45%          26%          50%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

++Prior to October 6, 2000, Class A Shares were redesignated as
Distributor Class Shares.

++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Financial Highlights (continued)
                                                                                               Class B
The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                      Oct. 6, 2000++
                                                                             For the Year Ended June 30,     to June 30,
Increase (Decrease) in Net Asset Value:                                     2004         2003          2002      2001
Per Share Operating Performance

           Net asset value, beginning of period                           $    17.84   $    20.57   $    23.09   $    25.65
                                                                          ----------   ----------   ----------   ----------
           Investment income--net                                            .17++++      .29++++      .10++++          .39
           Realized and unrealized gain (loss) on investments
           and foreign currency transactions--net                               5.57       (3.02)        (.71)        (.82)
                                                                          ----------   ----------   ----------   ----------
           Total from investment operations                                     5.74       (2.73)        (.61)        (.43)
                                                                          ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                          (.34)           --        (.74)        (.32)
               Realized gain on investments--net                                  --           --       (1.17)       (1.81)
                                                                          ----------   ----------   ----------   ----------
           Total dividends and distributions                                   (.34)           --       (1.91)       (2.13)
                                                                          ----------   ----------   ----------   ----------
           Net asset value, end of period                                 $    23.24   $    17.84   $    20.57   $    23.09
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                                 32.65%     (13.27%)      (2.10%)   (2.01%)+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                            2.11%        2.06%        2.12%       2.18%*
                                                                          ==========   ==========   ==========   ==========
           Investment income--net                                               .81%        1.74%         .48%       1.49%*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)                       $   19,852   $    5,343   $    2,064   $    1,016
                                                                          ==========   ==========   ==========   ==========
           Portfolio turnover                                                    75%          89%          45%          26%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Financial Highlights (continued)
                                                                                               Class C
The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                      Oct. 6, 2000++
                                                                             For the Year Ended June 30,     to June 30,
Increase (Decrease) in Net Asset Value:                                     2004         2003          2002      2001
Per Share Operating Performance

           Net asset value, beginning of period                           $    17.70   $    20.39   $    22.91   $    25.65
                                                                          ----------   ----------   ----------   ----------
           Investment income--net                                            .29++++      .17++++      .09++++          .60
           Realized and unrealized gain (loss) on investments
           and foreign currency transactions--net                               5.41       (2.86)        (.70)       (1.05)
                                                                          ----------   ----------   ----------   ----------
           Total from investment operations                                     5.70       (2.69)        (.61)        (.45)
                                                                          ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                          (.31)           --        (.74)        (.48)
               Realized gain on investments--net                                  --           --       (1.17)       (1.81)
                                                                          ----------   ----------   ----------   ----------
           Total dividends and distributions                                   (.31)           --       (1.91)       (2.29)
                                                                          ----------   ----------   ----------   ----------
           Net asset value, end of period                                 $    23.09   $    17.70   $    20.39   $    22.91
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                                 32.58%     (13.19%)      (2.10%)   (2.11%)+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                            2.14%        2.07%        2.06%       1.70%*
                                                                          ==========   ==========   ==========   ==========
           Investment income--net                                              1.38%        1.02%         .47%       1.76%*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)                       $   38,608   $    2,672   $    2,285   $      762
                                                                          ==========   ==========   ==========   ==========
           Portfolio turnover                                                    75%          89%          45%          26%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002        2001++       2000++
Per Share Operating Performance

           Net asset value, beginning of year                $    18.03   $    20.63   $    22.97   $    27.33   $    25.73
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .31++++      .30++++      .29++++          .48          .43
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       5.71       (2.85)        (.70)       (2.53)         3.43
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        6.02       (2.55)        (.41)       (2.05)         3.86
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.51)        (.05)        (.76)        (.50)        (.76)
               Realized gain on investments--net                     --           --       (1.17)       (1.81)       (1.50)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.51)        (.05)       (1.93)       (2.31)       (2.26)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    23.54   $    18.03   $    20.63   $    22.97   $    27.33
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    34.00%     (12.38%)      (1.14%)      (7.79%)       15.60%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.08%        1.07%        1.14%        1.06%        1.06%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.47%        1.78%        1.42%        1.78%        1.62%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  559,530   $  463,071   $  617,289   $1,024,993   $1,393,910
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                       75%          89%          45%          26%          50%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

++Prior to October 6, 2000, Class I Shares were redesignated as
Investor Class Shares.

++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Financial Highlights (concluded)
                                                                                                         Class R

The following per share data and ratios have been derived                                      For the      For the Period
from information provided in the financial statements.                                        Year Ended  January 3, 2003++
                                                                                               June 30,      to June 30,
Increase (Decrease) in Net Asset Value:                                                          2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $      17.98     $      16.79
                                                                                              ------------     ------------
           Investment income--net***                                                                   .52              .32
           Realized and unrealized gain on investments and foreign currency
           transactions--net                                                                          5.38              .87
                                                                                              ------------     ------------
           Total from investment operations                                                           5.90             1.19
                                                                                              ------------     ------------
           Less dividends from investment income--net                                                (.49)               --
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $      23.39     $      17.98
                                                                                              ============     ============

Total Investment Return**

           Based on net asset value per share                                                       33.43%         7.09%+++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses                                                                                  1.60%           1.55%*
                                                                                              ============     ============
           Investment income--net                                                                    2.34%           3.04%*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $      5,905     $    --+++++
                                                                                              ============     ============
           Portfolio turnover                                                                          75%              89%
                                                                                              ============     ============

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Value Fund (the "Fund") is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,676,392 has been reclassified between accumulated realized net capital losses on investments and foreign currency transactions and undistributed net investment income and $12,077 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transaction gains/losses and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. FAM has entered into Sub-Advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated investment advisers that are indirect subsidiaries of ML & Co. The Sub-Advisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                       $ 7,902               $ 91,222
Class I                       $   228               $    844


For the year ended June 30, 2004, MLPF&S received contingent deferred sales charges of $5,280 and $6,562 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $21,826 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2004.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2004, MLIM, LLC received $50,724 in security lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Notes to Financial Statements (continued)


For the year ended June 30, 2004, the Fund reimbursed FAM $12,292 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $445,947,835 and $480,779,058, respectively.

Net realized gains for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

                                                         Unrealized
                                        Realized      Appreciation/
                                           Gains       Depreciation

Long-term investments             $   49,628,220    $   136,850,834
Foreign currency transactions             59,646            (6,943)
                                  --------------    ---------------
Total                             $   49,687,866    $   136,843,891
                                  ==============    ===============


As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $120,125,803, of which $128,643,830 related to appreciated securities and $8,518,027 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $553,268,462.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $13,809,390 and $59,101,229 for the years ended June 30, 2004 and June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            8,800,514    $   164,996,795
Automatic conversion of shares            41,692            962,246
Shares issued to shareholders
   in reinvestment of dividends           57,445          1,097,605
                                  --------------    ---------------
Total issued                           8,899,651        167,056,646
Shares redeemed                      (9,848,355)      (187,909,481)
                                  --------------    ---------------
Net decrease                           (948,704)    $  (20,852,835)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           50,175,623    $   826,346,971
Shares redeemed                     (48,389,657)      (805,874,151)
                                  --------------    ---------------
Net increase                           1,785,966    $    20,472,820
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              933,567    $    19,761,164
Shares issued to shareholders
   in reinvestment of dividends            6,323            119,861
                                  --------------    ---------------
Total issued                             939,890         19,881,025
Automatic conversion of shares          (42,007)          (962,246)
Shares redeemed                        (343,196)        (6,939,516)
                                  --------------    ---------------
Net increase                             554,687    $    11,979,263
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                              250,163    $     4,117,534
Shares redeemed                         (51,072)          (838,821)
                                  --------------    ---------------
Net increase                             199,091    $     3,278,713
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,746,815    $    38,013,548
Shares issued to shareholders
   in reinvestment of dividends            3,249             62,793
                                  --------------    ---------------
Total issued                           1,750,064         38,076,341
Shares redeemed                        (229,268)        (4,694,572)
                                  --------------    ---------------
Net increase                           1,520,796    $    33,381,769
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            1,292,556    $    21,275,561
Shares redeemed                      (1,253,624)       (20,927,952)
                                  --------------    ---------------
Net increase                              38,932    $       347,609
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                           18,148,648    $   357,808,494
Shares issued to shareholders
   in reinvestment of dividends          629,110         12,134,608
                                  --------------    ---------------
Total issued                          18,777,758        369,943,102
Shares redeemed                     (20,695,248)      (413,913,322)
                                  --------------    ---------------
Net decrease                         (1,917,490)    $  (43,970,220)
                                  ==============    ===============



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Notes to Financial Statements (concluded)


Class I Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           85,706,445    $ 1,421,840,060
Share issued to shareholders
   in reinvestment of dividends           72,331          1,308,467
                                  --------------    ---------------
Total issued                          85,778,776      1,423,148,527
Shares redeemed                     (90,020,609)    (1,506,348,998)
                                  --------------    ---------------
Net decrease                         (4,241,833)    $  (83,200,471)
                                  ==============    ===============


Class R Shares for the                                       Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              331,464    $     7,449,954
Shares issued to shareholders
   in reinvestment of dividends              288              6,142
                                  --------------    ---------------
Total issued                             331,752          7,456,096
Shares redeemed                         (79,315)        (1,803,463)
                                  --------------    ---------------
Net increase                             252,437    $     5,652,633
                                  ==============    ===============


Class R Shares for the
Period January 3, 2003++ to                                  Dollar
June 30, 2003                             Shares             Amount

Shares sold                                 5.95    $           100
                                  --------------    ---------------
Net increase                                5.95    $           100
                                  ==============    ===============

++Commencement of operations.


Effective June 30, 2004, the Fund began charging a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within thirty days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2004.


6. Commitments:
At June 30, 2004, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $501,000 and $2,129,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:


                                       6/30/2004          6/30/2003
Distributions paid from:
   Ordinary income                $   14,336,124    $     1,343,641
                                  --------------    ---------------
Total taxable distributions       $   14,336,124    $     1,343,641
                                  ==============    ===============


As of June 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                  $    12,326,267
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                        12,326,267
Capital loss carryforward                             (33,853,952)*
Unrealized gains--net                                 120,099,540**
                                                    ---------------
Total accumulated earnings--net                     $    98,571,855
                                                    ===============

*On June 30, 2004, the Fund had a net capital loss carryforward of $33,853,952, of which $33,409,374 expires in 2011 and $444,578 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


8. Plan of Reorganization:
On July 28, 2004, Merrill Lynch International Equity Fund's shareholders approved a plan of reorganization, subject to certain other conditions, whereby the Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of Merrill Lynch International Equity Fund in exchange for newly issued shares of the Fund.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Mercury Funds II and Shareholders of
Merrill Lynch International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Value Fund (one of the portfolios comprising Mercury Funds II) as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended June 30, 2000 were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Value Fund at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
August 16, 2004



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch International Value Fund of Mercury Funds II, Inc. during the fiscal year ended June 30, 2004:


Record Date                               August 13, 2003    December 15, 2003
Payable Date                              August 19, 2003    December 19, 2003

Qualified Dividend Income for Individuals        68.13%              60.80%
Foreign Source Income                            91.48%              60.80%
Foreign Taxes Paid Per Share                   $.070551            $.008757


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*        President     2000 to  President of the Merrill Lynch Investment     125 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,             Trustee                Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

James H. Bodurtha      Trustee       2002 to  Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 60                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills             Trustee       1996 to  Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines Corporation ("IBM") and
                                              Chief Investment Officer of IBM Retirement
                                              Funds from 1986 to 1993; Member of the
                                              Investment Advisory Committee of the State
                                              of New York Common Retirement Fund since
                                              1989; Member of the Investment Advisory
                                              Committee of the Howard Hughes Medical
                                              Institute from 1997 to 2000; Director,
                                              Duke Management Company since 1992 and
                                              Vice Chairman thereof since 1998; Director,
                                              LaSalle Street Fund from 1995 to 2001;
                                              Director, Kimco Realty Corporation since
                                              1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director, Montpelier Foundation since
                                              1998 and its Vice Chairman since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.


Herbert I. London      Trustee       2002 to  John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from
                                              1983 to 1993; Limited Partner, Hypertech LP
                                              since 1996.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees* (concluded)

Andre F. Perold        Trustee       2002 to  Harvard Business School, George Gund          38 Funds       None
P.O. Box 9095                        present  Professor of Finance and Banking since        55 Portfolios
Princeton,                                    2000; Senior Associate Dean, Director of
NJ 08543-9095                                 Faculty Recruiting since 2001; Finance Area
Age: 52                                       Chair from 1996 to 2001; Sylvan C. Coleman
                                              Professor of Financial Management from 1993
                                              to 2000; Director, Genbel Securities Limited
                                              and Gensec Bank from 1999 to 2003; Director,
                                              Stockback, Inc. from 2000 to 2002; Director,
                                              Sanlam Limited from 2001 to 2003; Trustee,
                                              Commonfund from 1989 to 2001; Director,
                                              Sanlam Investment Management from 1999 to
                                              2001; Director, Bulldogresearch.com from
                                              2000 to 2001; Director, Quantec Limited
                                              from 1991 to 1999; Director and Chairman
                                              of the Board of UNX Inc. since 2003.


Roberta Cooper Ramo    Trustee       2002 to  Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to 1996
NJ 08543-9095                                 and Member of the Board of Governors
Age: 61                                       thereof from 1994 to 1997; Shareholder,
                                              Poole, Kelly & Ramo, Attorneys at Law, P.C.
                                              from 1977 to 1993; Director, Coopers, Inc.
                                              since 1999; Director, ECMC Group (service
                                              provider to students, schools and lenders)
                                              since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988;
                                              Director, First National Bank of New Mexico
                                              (now Wells Fargo) from 1975 to 1976.


Robert S. Salomon, Jr. Trustee       2002 to  Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 until 1995; Chairman of Salomon
Age: 67                                       Brothers equity mutual funds from 1992
                                              until 1995; regular columnist with Forbes
                                              Magazine from 1992 to 2002; Director of
                                              Stock Research and U.S. Equity Strategist
                                              at Salomon Brothers from 1975 until 1991;
                                              Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud    Trustee       2002 to  Chairman of Fernwood Associates (investment   39 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal, Fernwood      56 Portfolios
Princeton,                                    Associates (financial consultants) since
NJ 08543-9095                                 1975; Chairman of R.P.P. Corporation
Age: 70                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Incorporated (telecommunications company)
                                              since 1998.


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004


Officers and Trustees (unaudited)(concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          2002 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and                    Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer
Age: 44


Robert C. Doll, Jr.    Senior        2002 to  President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice          present  ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


James A. Macmillan     Vice          2000 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1999
P.O. Box 9011          President     present  to 2000.
Princeton,
NJ 08543-9011
Age: 39


Phillip S. Gillespie   Secretary     2000 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                        present  from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998.
NJ 08543-9011
Age: 40


*Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH INTERNATIONAL VALUE FUND, JUNE 30, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S.
Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending June 30, 2004 - $30,000
                         Fiscal Year Ending June 30, 2003 - $26,000

(b) Audit-Related Fees - Fiscal Year Ending June 30, 2004 - $0
                         Fiscal Year Ending June 30, 2003 - $0


(c) Tax Fees -           Fiscal Year Ending June 30, 2004 - $5,200
                         Fiscal Year Ending June 30, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending June 30, 2004 - $0
                         Fiscal Year Ending June 30, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending June 30, 2004 - $5,200
    Fiscal Year Ending June 30, 2003 - $105,200

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Value Fund of Mercury Funds II


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 13, 2004